SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

CommerceFirst Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-51104	52-2180744
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

1804 West Street, Suite 200, Annapolis MD  21401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  410.280.6695

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 30, 2007 CommerceFirst Bancorp, Inc. issued the press release attached as exhibit 99.

Item 9.01 Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired.  Not applicable.

(b)         Pro Forma Financial Information.  Not Applicable.

(c)          Exhibits.

99            Press Release dated January 30, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCEFIRST BANCORP, INC.

By:	/s/ Lamont Thomas
Lamont Thomas, Executive Vice President, Chief
Operating Officer

Dated: January 30, 2007